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                                                                    Exhibit 23.1

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File No.'s 333-77695 and 333-77697.


                                       /s/ Arthur Andersen LLP

                                       ARTHUR ANDERSEN LLP


Chicago, Illinois
December 15, 1999